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                                                                    Exhibit 10.8



                          AGREEMENT FOR WAREHOUSE SPACE



THIS AGREEMENT made this 18 day of AUGUST, 1994.


                                     BETWEEN


SPECTRA DEVELOPMENT COMPANY, (hereinafter called the "Lessor")

                               OF THE FIRST PART,

NOMOS CORPORATION (hereinafter called the "Lessee")

                               OF THE SECOND PART,


In the consideration of the rents, covenants and agreements hereinafter contained the Lessor and Lessee hereby agree as follows:


1.   THE PREMISES:
     ------------

The Lessor does demise and lease to the Lessee the premises (the "Premises") which is 2,137 SQUARE FEET OF WAREHOUSE SPACE situated on the first level of the Spectra Office Building II having the address of Spectra Development Company. 2591 Wexford-Bayne Road, Sewickley, Pennsylvania 15143.


2.   TERM:
     ----

TO HAVE AND TO HOLD the Premises for and during the term of One Hundred Twenty
(120) months (the "Term") to be computed from the date that coincides with
Section 2.01 (d) of the Lease for office space in the Spectra Office Building II, and to be fully complete and ended One Hundred Twenty (120) months from that Commencement Date. unless otherwise terminated.


3.   RENT:
     ----

The Lessee shall without deduction or right of offset pay to the Lessor ONE HUNDRED FORTY-NINE THOUSAND FIVE HUNDRED NINETY ($149,590) Dollars payable on or before the first day of each month, in advance, in monthly installments of ONE THOUSAND TWO HUNDRED FORTY-SIX AND 58/100 ($1,246.58) Dollars per month until the whole amount of the said rent is paid. The first installment of ONE THOUSAND TWO HUNDRED FORTY-SIX AND 58/100 ($1,246.58) shall be due on the signing of this Lease, receipt of which is hereby acknowledged. In addition, the Lessee agrees to pay the Lessor any other sum or sums herein reserved as additional rentals. The rental recited herein shall be increased at the rate equal to the lesser of
(i) the highest rate permitted by law; or, (ii) two (2%) percent per annum above the prime rate each month the rent is overdue by more than thirty days.


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4.   TAXES:
     -----

The Lessee shall pay its proportionate share of the increase in real property taxes based upon the amount of space the Lessee occupies of the Premises. The portion of the Premises the Lessee occupies computes to 7.36% of the entire Building. The taxes shall be defined as real property taxes assessed against the Spectra Office Building II Parcel B of the Spectra Plan of Lots. The taxes assessed in 1995 will become the base year tax, ("Base Year Tax"). Lessee will pay 7.36% of the increase in the Base Year Tax.


5.   SECURITY DEPOSIT:
     ----------------

The Lessee shall pay to the Lessor on execution of this lease the sum of ONE THOUSAND TWO HUNDRED FORTY-SIX AND 58/100 ($1,246.58) Dollars as a deposit to the Lessor to stand as security for the payment by the Lessee of any and all present and future debts and liabilities of the Lessee to the Lessor for the performance by the Lessee of all of its obligations arising under or in connection with this lease, collectively hereinafter referred to as the "obligations". In the event the Lessor disposes of its interest in this lease, the Lessor shall credit the deposit to its successor and thereupon shall have no liability to the Lessee under this lease or to repay the security deposit to the Lessee. Subject to the foregoing and to the Lessee not being in default under this lease, the Lessor shall repay the security deposit to the Lessee without interest at the end of the term or any renewal thereof provided that all the obligations of the Lessee to the Lessor are paid and performed in full, failing which the Lessor may upon notice to the Lessee elect to retain the security deposit and to apply it to reduce the obligations and the Lessee shall remain fully liable to the Lessor for payment and performance of the remaining obligations. Lessor may retain security deposit to cover the expense of any damages to the premise by the Lessee, excluding normal wear and tear.


6.   LESSEE'S RESPONSIBILITIES:
     -------------------------

The Lessee covenants as a further consideration for the leasing of the premises as follows:

     USE
     ---

     a. To use the Premises for research and development, light assembly, machine shop, storage of equipment, materials, supplies, maintenance and repair of equipment.

     b. Not to use, occupy or permit the Premises or any part thereof to be used in a manner or occupied for a purpose contrary to laws, rules or regulations of public authorities, or in such a manner determined to be a fire hazard.

     c. To pay for all utility services, and water and sewer charges, rendered or furnished to the Premises during the term. Lessor shall not be liable for the quantity, quality or continuity of such utilities. Lessee shall also be responsible for the cost of all janitorial services within the Premises.


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     d. That all personal property of Lessee which may, at any time, be in, on or about the Premises shall be at Lessee's sole risk, or property of any persons claiming under or through Lessee and Lessor shall not be liable for any damage to the property or loss sustained by any person or persons.

     e. At all times save Lessor harmless and indemnify, if necessary, including but not limited to, attorney's fees and costs from any loss, cost, injury, damage or death which may occur or be claimed by or with respect to any person or persons, property or chattels, on or about the Premises, or to the property itself, resulting from any act done or omission by or through Lessee or caused by or resulting from Lessee's use or non use, or possession of, or conduct of Lessee's business on the Premises.

     f. The Lessee shall obtain and keep in force during the term of this lease a policy of comprehensive occurrence type public liability insurance insuring Lessor and Lessee against liability arising out of use, occupancy or maintenance of the Premises. Such insurance shall be in an amount of not less than $1,000,000.00 combined single limit. Lessee shall also maintain fire and extended coverage insurance on the Premises in the amount of the full replacement value thereof and shall name Lessor as an additional insured on the policy. All insurance shall be written by a good and solvent insurance company with a minimum financial rating of "A" by A. M. Best Company. Such insurance shall be on a broad form "all risk" or "all perils" basis. Acceptance by Lessor of Lessee's policy of insurance shall be in compliance with this paragraph.

     g. To use, maintain and occupy the premises in a careful, safe, lawful and proper manner, and not to commit waste thereon, and to return the premises to Lessor upon the termination of the term, in as good condition as received, ordinary wear and tear excepted. Lessee will keep the Premises and appurtenances in a clean, safe and healthy condition. Lessee will not permit the premises to be used in any way which will be a nuisance to the neighborhood.

     h. Lessee hereby accepts the premises in its present condition, latent defects excepted, together with those improvements to the Premises as described on Exhibit "A" which is made a part hereof and incorporated herein.

     i. To permit Lessor or Lessor's authorized representatives to enter the premises during normal business hours for inspection thereof and to specifically enter the premises during the last six (6) months of the term, or any renewal, for the purpose of showing the same to prospective tenants. Lessor of Lessor's agents shall have the right to erect "For Rent" and/or "For Sale" signs in conspicuous locations on the premises six (6) months prior to the expiration of this lease or any renewal thereof, provided the signs does not obscure Lessee's signs.


7. The Lessee may, at its own risk, and in accordance with municipal, state and Federal codes controlling same, erect a sign concerning its business on the exterior of the Premises. Lessee agrees to maintain said sign in a good state of repair, and shall save the Lessor harmless from any loss, costs or damage as a result of the erection, maintenance, existence or removal of same. At the expiration of the term or any renewal thereof, Lessee shall remove said signs and repair any damage caused by the erection or removal of same.


8. Lessee, may upon the termination of the lease or any renewal thereof, remove any and all trade fixtures owned by Lessee which are not attached to the Premises or which may be removed without injury to or defacement of the Premises, provided, however, that all rents have been fully paid and all covenants herein


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stipulated fully performed, and further, all damages, if any, to said Premises incident to such removal are promptly repaired.


9.   FIRE CLAUSE:
     -----------

If, during the term of this lease, or any renewal thereof, the Premises are so injured by fire or other casualty not occasioned through Lessee's negligence that they are rendered wholly unfit for occupancy and cannot be repaired within Ninety (90) days, then Lessee shall have the option to terminate this lease. Otherwise, regardless of damage, the Premises shall be repaired within Ninety
(90) days as long as the Lessee is current under the office lease and Lessee's tenancy dues not expire within six (6) months from the date of destruction. If such injury can be repaired within Ninety (90) days the Lessor shall enter and repair and this lease shall not be affected except that the rent shall be apportioned or suspended while such repairs are being made. If said Premises be slightly injured by fire or other such casualty, as not to be rendered unfit for occupancy, then it is agreed that the Lessor shall enter and repair with reasonable promptness and, in that case, the rent then accrued or accruing shall not terminate or cease. In the event that the Premises cannot be repaired within Ninety (90) days, then this Lease shall terminate.


10.   EMINENT DOMAIN:
      --------------

Should the premises be taken by condemnation proceeding or by any right of eminent domain, then this lease shall terminate from the time of the actual taking of the premises and from that date, all the rights and obligations of the parties in, to and in connection with the premises and with each other shall terminate. The premises shall be deemed to have been taken if Lessee is prevented from using the premises as stated in clause 6 (a) of this lease.


Lessor shall have the right or privilege, either in its own name or in the name of Lessee or in the name of Lessor and Lessee, to prove and collect any and all damages by reason of condemnation or taking of the premises, except that Lessee shall retain all rights to recover moving expenses and losses sustained and recoverable by virtue of any act of assembly providing for such recovery as of the date of condemnation.


11.   LACHES:
      ------

No waiver of any covenants or conditions. or breach of any covenants or condition of this lease shall be taken to constitute a waiver of any subsequent breach of such covenants or condition nor to justify or authorize the non-observance of any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Lessor, at any time when Lessee is in default under any covenant or condition hereof. be constructed as a waiver of such default.


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12.  OBSERVANCE BY LESSEE:
     --------------------

Lessee agrees to perform, fully obey and comply with all ordinances, regulation and laws of all public authorities, boards and officers relating to the said premises or the improvements thereon, or to use thereof, and further, not to use or occupy, or suffer or permit any person or body to use in violation of any law, statute or ordinance, whether federal, state or municipal. during the term of this lease or any renewal thereof.


13.  DISTRAINT:
     ---------

Lessee agrees that whenever rent or anything reserved as rent is unpaid and in default under this lease, Lessor may seize or distrain all property of Lessee on the premises, and sell the same on due legal notice for all rent and other payments due as rent, subject, however, to the definition of default as set forth in paragraph 14.


14.  DEFAULT:
     -------

It is further agreed by and between Lessor and Lessee that, subject as hereinafter provided, if the Lessee shall default in payment of any installment of rent or breach or any other term or conditions of this lease, or should be an execution be issued or conditions of this lease, or should an execution be issued against Lessee, bankruptcy proceedings be begun by or against Lessee, or an assignment by made by Lessee for the benefit of creditors, or a receiver appointed for Lessee, then and in such case, the entire rent for the balance of said term shall at once become due and payable in advance. In case of such assignment, bankruptcy proceedings, appointment of a receiver or of a sale on legal process of Lessee's goods, subject as hereinafter provided, Lessee shall have the right to demand and receive rent for the balance of the term which shall be first paid out of the proceeds of such assignment, bankruptcy or receiver's proceedings or sale on legal process. any law, usage or custom to the contrary notwithstanding.


It is hereby understood and agreed that Lessee shall not be considered in default under this lease or as having breached any term, provision condition covenant or agreement of or under this lease, except as to the payment of rent, unless and until Lessor shall have first given Lessee notice in writing by certified mail of such alleged default, breach of violation and Lessee has failed to correct or has not commended to correct the same within a period of ten (10) days from receipt of such notice. All rights and remedies given to Lessor hereinafter, including but not limited to the right to accelerate the rent, shall be ineffective and shall not be used or exercised by Lessor unless Lessee has failed to correct the alleged breach or violation within the aforesaid ten (10) day period.


Upon an Event of Default in payment of rent and in addition to any and all remedies provided hereunder or by law, Lessee, upon certification by the Lessor that the Lessor has not defaulted on any obligations of this lease, hereby empowers any attorney of any court of record within the United States to appear for Lessee and, with or without declaration filed, confess judgment against Lessee and in favor of Lessor, or in favor of any other person to whom Lessee owes amounts under this Lease, for the specific amount of Rent and any other additional charges due by reasons of such default or breach, or for such costs of suit and attorney's commission of the greater of ten percent (10%) of the amount due or One Thousand Dollars ($1,000.00) for collection and forthwith issue a writ or writs or execution thereon, with release of all errors, and without stay of execution, and


                                      -5-
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inquisition and extension upon any levy on real estate is hereby expressly waived, and condemnation agreed to, and exemption of any and all property from levy and sale by virtue of any exemption law now in force or which may be hereafter enacted is also expressly waived by Lessee. Lessee further authorizes and empowers any such attorney, wither in addition to or without such judgment for the specific amount of Rent or accelerated rents due under this Lease, to appear for Lessee, and for any other persons claiming under, by or through Lessee, and confess judgment forthwith against Lessee and such, and other persons and in favor of Lessor, in an amicable action of ejectment for the Premises, with all the conditions, fees, releases, waivers and confessions of judgments in ejectment as are set forth in this Article for confession of judgment for mounts due. The entry of judgment under the foregoing warrants shall not exhaust the warrants, but successive judgments may be entered thereunder from time to time as often as defaults occur.


It is further agreed that a default under a lease of same date for office space in he Spectra Office Building shall be a default of this lease entitling the Lessor to all remedies hereunder.


15.  ASSIGNMENT OR SUBLETTING:
     ------------------------

Lessee may not assign this lease and/or sublet the whole or any part or parts of the premises without obtaining the written permission of the lessor, provided that Lessee shall remain liable for the performance of all the terms and conditions of the lease. In the event any assignment or subletting results in Lessee receiving rent or other related payments in excess of Lessee's financial obligations hereunder, Lessee agrees to pay to Lessor monthly one-half (1/2) of the amount by which such payments exceed its financial obligations hereunder.


16.  HOLDING OVER:
     ------------

If Lessee shall remain in possession of all or any part of the premises after expiration of the term of this lease, then the Lessee shall be deemed as a Lessee of the premises from month-to-month and subject to all of the terms and provisions hereof, except only as to the term of this lease.


17.  NOTICES:
     -------

Any notice or demand required or permitted to be given by the terms and provisions of this Lease to Lessee to Lessor, shall be in writing. Unless otherwise required by such law or regulation, such notice or demand shall be given, by personal service or by registered or certified mail, return receipt requested, with the U.S. Postal Service addressed to Lessor or Lessee as the case may be, at the address set forth below. As to Lessee at the Premises with a copy to :


                                      -6-
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                  NOMOS Corporation
                  2591 Wexford Bayne Road
                  Sewickley, PA 15143

As to Lessor:

                  Spectra Development Company
                  2593 Wexford Bayne Road
                  Sewickley, PA 15143

Either party may, by notice as aforesaid, designate a different address or addresses for notice or demands to it.


18.  TERMINATION:
     -----------

Lessee agrees that it will give up quiet and peaceful possession of the Premises at the end of the term, or any renewal thereof.


19.  SUBORDINATION:
     -------------

Lessee hereby covenants and agrees upon the written request of Lessor to subordinate this lease and Lessee's right hereunder to the lien of any mortgage which in now, or at any time hereafter may be made a lien upon the Premises, and, upon written demand from Lessor, to execute such further assurance or other instruments subordinating this lease to the lien of any mortgage except as to Lessee's right to possession as hereinafter provided as a condition of any subordination of this lease, and concurrent with and prior to delivery by Lessee of any such instrument of subordination to Lessor, Lessor shall obtain and deliver to Lessee, a written agreement from such mortgagee that such mortgagee will not, in enforcing its mortgage lien, rights, disturb Lessee's possession or terms and conditions under this lease provided Lessee shall not then be in default hereunder.


20.  APPLICABLE LAW:
     --------------

It is understood and agreed that this lease shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania and no presumption shall be deemed to exist in favor of or against either party hereto by virtue of the negotiation, drafting and execution of this lease.


21.  SUCCESSORS AND ASSIGNS:
     ----------------------

All rights, remedies, liabilities, covenants., conditions and agreements herein to or imposed upon either of the parties hereto shall inure to and be binding upon the successors and assigns of Lessor and Lessee insofar as this lease and the terms created are assignable by the term hereof.


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22.  RENEWAL:
     -------

The Lessee shall have the right to renew this lease by giving the Lessor notice within ninety (90) days prior to the expiration of the term of this lease of its intention to do so, for additional term of one year for five successive one year terms provided that the Lessee is not in default of any of the terms of this lease or any of the terms of the lease for the office space in the Spectra Office Building and provided further that the Lessee renews their lease for the office space in the office building for the same term or renewal period as this lease, and provided further that the office lease is not otherwise terminated.

Should the Lessee be in default of any condition in the office lease or this lease or not renew the office lease in the Spectra Office Building then this lease shall terminate at the end of the then current term or in the case of default at the time of default.

The annual rental for all renewal terms shall be negotiated between the parties. However in no event will the rental be less than the annual rental of the last year.


23.  HEAT:
     ----

The Lessee aggress to adequately heat the interior of the Premises so as not to allow freezing of water pipes in their space.


24.  ENVIRONMENTAL:
     -------------

The Lessee agrees that it shall not dispose of, allow spillage of, or in any manner allow escape of any substance, liquid, gas or solid, which constitutes an environmental hazard. An environmental hazard shall be defined as any hazard tot he environment which is recognized as constituting such by any applicable federal. Pennsylvania state or municipal law, regulation, rule, order, or ordinance.

The Lessee agrees that should any discharge caused solely by Lessee's agents or servants occur, that it shall be solely responsible for any damage, correction, remedy, or consequential damages that may occur. The Lessee agrees to make any necessary correction, repair, or take any other remedy necessary to protect and clean the environment regardless of costs and regardless of whether such correction or clean up has been ordered by any governmental authority.

Said clean up or correction shall be completed upon thirty (30) days notice to Lessee from Lessor to do so or within any other time period, whichever is less. upon notice by any governmental body to do so.

Any discharge shall be abated immediately.

Notwithstanding any provision to the contrary and in addition to any remedy the lessor may have, should the Lessee permit, allow or in any manner create an environmental hazard or allow one to exist over which it has sole control, and after fifteen (15) days notice to Lessee to cure, the Lessor shall have the right to immediately accelerate any rent remaining due under this lease, and terminate this lease. No termination of this lease shall affect the lease between he parties for office space in the Spectra Office Building.


                                      -8-
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Notwithstanding any remedy tot he contrary and in addition to any remedy the
Lessor may have the Lessee does hereby agree to indemnify and hold harmless the Lessor on any claims of others, other than by the parties hereto so long as the Lessor did not materially contribute to the environmental hazardous condition caused by or contributed to by Lessee. The indemnification shall include, but not be limited to, attorney's fees, costs and expenses and any expense incurred for clean up or abatement. In the event the claim, demand or suit as aforesaid is made against Lessor and Lessee, and Lessor has materially contributed to such hazardous condition, Lessee agrees to provide and be responsible for the joint defense of Lessor and Lessee provided the same counsel is used, including all costs of such defense, but Lessee shall not be responsible for indemnification of Lessor.




IN WITNESS WHEREOF, the parties hereto set their hands and seals on the day and year first above mentioned.


WITNESS:                                  SPECTRA DEVELOPMENT COMPANY


/s/  Susan A. Majeski                     By:   /s/ Gary A. Sippel
--------------------------------             ----------------------------------



ATTEST:                                   NOMOS CORPORATION


                                          By:  /s/  [Illegible]
--------------------------------             -----------------------------------



                                      -9-

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                                                                    Exhibit 10.8


                                   EXHIBIT "A"

                                  [FLOOR PLAN]

                                  ACCEPTED BY:

                      [Illegible]            DATE: 8/18/94